Exhibit 10.1
EXECUTION VERSION

AMENDMENT NO. 3
This Amendment No. 3 is entered as of November 12, 2012 (this “Amendment”), among:
(a)AMERICAN APPAREL (USA) LLC, a California limited liability company (“AA USA”) as a Borrower and as the Borrower Representative for the other Borrowers;

(b)AMERICAN APPAREL RETAIL, INC., a California corporation (“AA Retail”), AMERICAN APPAREL DYEING & FINISHING, INC., a California corporation (“AA Dyeing & Finishing”), KCL KNITTING, LLC, a California limited liability company (“KCL Knitting”), American Apparel (carnaby) Limited, a company organized under the laws of England and Wales (“AA UK Carnaby”) and American Apparel (UK) Limited, a company organized under the laws of England and Wales (“AA UK Limited” and together with AA UK Carnaby, the “AA UK Subsidiaries”, and together with AA USA, AA Retail, AA Dyeing & Finishing and KCL Knitting, each individually, a “Borrower” and collectively, the “Borrowers”);

(c)the other Credit Parties party hereto;

(d)CRYSTAL FINANCIAL LLC and each other Lender party hereto;

(e)CRYSTAL FINANCIAL LLC, as Administrative Agent;

(f)CRYSTAL FINANCIAL LLC, as Swing Line Lender;

(g)CRYSTAL FINANCIAL LLC, as L/C Issuer; and

(h)SALUS CAPITAL PARTNERS, LLC, as Documentation Agent.

W I T N E S S E T H:
WHEREAS, reference is made to the Credit Agreement, dated as of March 13, 2012 (as amended, restated, amended and restated, supplemented or modified and otherwise in effect to the date hereof, the “Credit Agreement”; capitalized terms used herein without definition shall have the meaning assigned to such terms in the Credit Agreement after giving effect to Section 1 below), among the Borrowers, each other Credit Party party thereto, the Lenders, the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Documentation Agent;
WHEREAS, the Borrowers, each other Credit Party, the Lenders, the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Documentation Agent desire to amend certain provisions of the Credit Agreement as herein set forth; and

NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Borrowers, each other Credit Party, the Lenders, the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Documentation Agent hereby agree as follows:

1.Amendments to Credit Agreement. Subject to the satisfaction of each of the conditions set forth in Section 2, the Credit Agreement (including all schedules and exhibits thereto) is hereby amended as set forth on Exhibit A attached hereto such that all of the newly inserted and underscored provisions and any formatting changes reflected herein shall be deemed inserted and all of the stricken provisions shall be deemed to be deleted therefrom.

2.Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)The Administrative Agent's receipt of the following, each of which shall be originals or facsimile or other electronic image transmission (e.g., “PDF” or “TIF” via electronic mail) and each in form and substance reasonably satisfactory to the Administrative Agent:

(i)a duly executed counterparts of this Amendment (followed promptly by originals), sufficient in number for distribution to the Administrative Agent, each Lender and the Borrowers; and

(ii)an amendment and/or waiver to the Second Lien Credit Agreement duly executed by the Second Lien Agent and the Second Lien Lenders in respect of the financial covenant contained in (x) Section 6.11 of the Second Lien Credit Agreement for the test period ending September 30, 2012 and (y) Section 6.18 of the Second Lien Credit Agreement for the test periods ending October 31, 2012; and

(b)the representations and warranties set forth in Section 4 hereof be true and correct.

3.Representations and Warranties. Each Borrower and each Credit Party hereby represent and warrant to the Administrative Agent and each Lender that:

(a)the execution, delivery and performance by each Borrower and each Credit Party of this Amendment, has been duly authorized by all necessary corporate or other organizational action, and do not and will not contravene the terms of any of such Person's Governing Documents;

(b)no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Borrower or any Credit Party of this Amendment;

(c)this Amendment has been duly executed and delivered by each Borrower and each Credit Party; this Amendment constitutes a legal, valid and binding obligation of each Borrower and each Credit Party, enforceable against each Borrower and each Credit Party in accordance with its terms, subject to applicable Debtor Relief Laws and general principles of equity relating to enforceability (whether considered in a proceeding at law or in equity) but such principles do not make the remedies afforded by this Amendment inadequate for the practical realization of the principal benefits intended to be provided thereby;

(d)no Default or Event of Default exists or shall exist immediately after giving effect to this Amendment; and

(e)the representations and warranties of the Borrowers and each other Credit Party contained in Article V of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (but without any duplication of any materiality qualifications) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (but without any duplication of any materiality qualifications) as of such earlier date, and except that for purposes of this Section 4(e), the representations and warranties contained in Section 5.02 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) respectively, of Section 6.04 of the Credit Agreement.

4.Release. As a material inducement to the Administrative Agent, the Swing Line, each Lender, the Documentation Agent and the L/C Issuer entering into this Amendment which is to the direct advantage and benefit of Credit Parties, each Credit Party, for itself and its respective Affiliates, does hereby release, waive, relinquish, acquit, satisfy and forever discharge the Administrative Agent, the Swing Line, each Lender, the Documentation Agent, the L/C Issuer, and each other Secured Party and all of the respective past, present and future officers, directors, employees, agents, attorneys, representatives, participants, heirs, Affiliates, successors and assigns of each such Person (collectively the “Discharged Parties” and each a “Discharged Party”), from any and all manner of debts, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, costs, losses, deficiencies, diminution in value, disbursements, obligations, expenses, damages, judgments, executions, actions, suits, claims, counterclaims, demands, defenses, setoffs, objections, adverse consequences, amounts paid in settlement, and causes of action of any nature whatsoever, whether at law or in equity or otherwise, either now accrued or hereafter maturing and whether known or unknown, fixed or contingent, direct or indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, which such Credit Party or such Affiliate now has or hereafter can, shall or may have by reason of any matter, cause, thing or event occurring on or prior the date of this Amendment arising out of, in connection with or relating to (i) the Obligations, including, but not limited to, the administration or funding thereof, (ii) any of the Loan Documents or the indebtedness evidenced and secured thereby, and (iii) any other agreement or transaction between any Credit Party and any Discharged Party relating to or in connection with the Loan Documents or the transactions contemplated therein.

5.Miscellaneous.

(a)Loan Documents. Each Credit Party hereby affirms the payment and performance of the Obligations in accordance with the Loan Documents and affirms that such Obligations are and remain secured pursuant to the Security Documents. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified. Each Credit Party hereby confirms that the Obligations are and remain secured pursuant to the Security Documents. The Borrowers and each Credit Party hereby reconfirm its obligations pursuant to the Credit Agreement and the Loan Documents (as and to the extent set forth therein) to pay and reimburse the Administrative Agent, the Documentation Agent and the Lenders for all costs and expenses (including without limitation, the fees and expenses of its counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment. This Amendment constitutes a Loan Document.

(b)Limitation of this Amendment. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written. Except as expressly provided herein, this Amendment shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, or (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Administrative Agent or any Secured Party may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement.

(c)Captions. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

(d)Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York, without regard to conflict of laws principles (other than Sections 5-1401 of the New York General Obligations Law). Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(e)Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Receipt by facsimile or electronic transmission of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

(f)Successors and Assigns. This Amendment shall be binding upon and shall inure to the sole benefit of the Borrowers, the other Credit Parties, the Administrative Agent, the Documentation Agent and Lenders and their respective permitted successors and assigns.

(g)References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

Signature Page to Amendment No. 3

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

The Borrowers:

AMERICAN APPAREL (USA) LLC

By:__________________________________
Name:
Title:

AMERICAN APPAREL RETAIL, INC.

By:__________________________________
Name:
Title:

AMERICAN APPAREL DYEING & FINISHING, INC.

By:__________________________________
Name:
Title:

KCL KNITTING, LLC

By:__________________________________
Name:
Title:

American Apparel (carnaby) Limited

By:__________________________________
Name:
Title:

                    American Apparel (UK) Limited

By:__________________________________
Name:
Title:

The Guarantors:

AMERICAN APPAREL, INC.

By:__________________________________
Name:
Title:

FRESH AIR FREIGHT, INC.

By:__________________________________
Name:
Title:

The Administrative Agent:

CRYSTAL FINANCIAL LLC, as
Administrative Agent

By:__________________________________
Name: Rebecca Tarby
Title: Managing Director

The L/C Issuer:

CRYSTAL FINANCIAL LLC, as
L/C Issuer

By:__________________________________
Name: Rebecca Tarby
Title: Managing Director

The Lenders:

CRYSTAL FINANCIAL LLC, as a Lender (including as the Swing Line Lender)

By:__________________________________
Name: Rebecca Tarby
Title: Managing Director

CRYSTAL FINANCIAL SPV LLC, as a Lender

By:__________________________________
Name: Rebecca Tarby
Title: Managing Director

SALUS CAPITAL PARTNERS, LLC, as a Lender

By:__________________________________
Name:
Title:
Exhibit A

APPENDIX A TO THIRD AMENDMENT TO CREDIT AGREEMENT
EXECUTION VERSION
INCORPORATING AMENDMENTS NO. ~~1~~1, 2 AND ~~2~~3

CREDIT AGREEMENT
Dated as of March 13, 2012
among
AMERICAN APPAREL (USA) LLC,
as a Borrower and as Borrower Representative,
AMERICAN APPAREL RETAIL, INC.,
AMERICAN APPAREL DYEING & FINISHING, INC.,
KCL KNITTING, LLC,
as the other Borrowers Party Hereto,
The Other Credit Parties Party Hereto,
CRYSTAL FINANCIAL LLC and the other Lenders Party Hereto,
CRYSTAL FINANCIAL LLC,
as Administrative Agent,
CRYSTAL FINANCIAL LLC,
as Swing Line Lender
and
CRYSTAL FINANCIAL LLC,
as L/C Issuer
with
SALUS CAPITAL PARTNERS, LLC,
as Documentation Agent

CRYSTAL FINANCIAL LLC,
as Sole Lead Arranger and Sole Bookrunner

7.11    Change in Nature of Business.
No Credit Party nor any Subsidiary shall engage in any line of business substantially different from those lines of business conducted by such Credit Party on the Closing Date other than lines of business reasonably related or ancillary to such lines of business conducted on the Closing Date.
7.12    Margin Regulations.
No Credit Party shall use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.
7.13    Fixed Charge Coverage Ratio.
The Credit Parties shall not permit the Fixed Charge Coverage Ratio, determined as of the end of each Fiscal Month, to be less than 1.00 to 1.00 if a Covenant Applicability Period then exists; provided that any Event of Default occurring as a result of the failure to comply with the covenant contained in this Section 7.13 shall not be cured or waived as a result of the termination of any Covenant Applicability Period.
7.14    Maximum Capital Expenditures.Holdings and its Subsidiaries shall not make (or become legally obligated to make during the term of this Agreement) any Capital Expenditures (excluding normal replacements and maintenance which are properly charged to current operations), except for Capital Expenditures in the ordinary course of business for Holdings and its Subsidiaries not exceeding (i) $17,000,000 in the aggregate during the Fiscal Year ending December 31, 2012 and (ii) $25,000,000 in the aggregate during any Fiscal Year thereafter.
7.15    Minimum Consolidated EBITDA.
The Credit Parties shall not permit the Consolidated EBITDA for any of the Reference Periods set forth below to be less than the amount set forth below opposite such period:

Reference Period Ending (inclusive of end dates)	Minimum Consolidated EBITDA
July 31, 2012	$24,769,000
August 30, 2012	$26,317,000
September 30, 2012	$30,219,000
October 31, 2012	$~~32,216,000~~31,616,000
November 30, 2012	$34,762,000
December 31, 2012	$34,489,000
7.16    Sanctions.
Permit any Loan or the proceeds of any Loan, directly or indirectly, (i) to be lent, contributed or otherwise made available to fund any activity or business in any